UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2026

National Storage Affiliates Trust

(Pelican Merger Sub I, LLC, as successor by merger to National Storage Affiliates Trust)
(Exact name of registrant as specified in its charter)

Maryland	001-37351	93-2834996
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2811 Internet Boulevard

Frisco, Texas 75034

(Address of principal executive offices)(Zip Code)

(469) 649-9486

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Shares of Beneficial Interest, $0.01 par value per share	NSA	New York Stock Exchange
Series A Cumulative Redeemable Preferred Shares of Beneficial Interest, par value $0.01 per share	NSA Pr A	New York Stock Exchange
Series B Cumulative Redeemable Preferred Shares of Beneficial Interest, par value $0.01 per share	NSA Pr B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On July 22, 2026 (the “Closing Date”), Public Storage, a Maryland real estate investment trust (“Public Storage”), announced the completion of its previously announced acquisition of National Storage Affiliates Trust, a Maryland real estate investment trust (“NSA”), pursuant to that certain Agreement and Plan of Merger, dated as of March 16, 2026 (the “Merger Agreement”), by and among NSA, NSA OP, LP, a Delaware limited partnership (“NSA OP”), Public Storage, Public Storage OP, L.P., a Delaware limited partnership (“PSA OP”), Pelican Merger Sub I, LLC, a Maryland limited liability company and a wholly owned subsidiary of Public Storage (“Merger Sub I”), and Pelican Merger Sub II, LLC, a Delaware limited liability company and a wholly owned subsidiary of PSA OP (“Merger Sub II”). Capitalized terms used but not defined herein have the meanings ascribed to them in the Merger Agreement.

In connection with the completion of the transactions contemplated by the Merger Agreement, (i) NSA OP consummated the Dropdown JV Contribution pursuant to the Dropdown JV Contribution Agreement, (ii) following the consummation of the Dropdown JV Contribution, NSA merged with and into Merger Sub I, with Merger Sub I continuing as the surviving company (the “Company Merger”), (iii) following the consummation of the Company Merger, the Dropdown JV Financing was consummated as contemplated therein, (iv) following the consummation of the transactions described in (i), (ii) and (iii) above, the redemption of Class A OP Units of NSA OP (the “NSA OP Units”) pursuant to the Special Redemption was consummated immediately prior to the effective time of the Partnership Merger (the “Partnership Merger Effective Time”), and (v) Merger Sub II merged with and into NSA OP, with NSA OP continuing as the surviving limited partnership (the “Partnership Merger” and, together with the Company Merger, the “Mergers”).

Item 1.02	Termination of a Material Definitive Agreement.

The information set forth in the Introductory Note and under Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

In connection with the consummation of the Mergers on the Closing Date, NSA caused the repayment in full of all indebtedness, liabilities and other obligations outstanding under, and terminated (except for contingent obligations and provisions that expressly survive such termination), that certain Third Amended and Restated Credit Agreement, dated as of January 3, 2023 (as amended from time to time), by and among NSA OP, as borrower, NSA, certain of NSA’s subsidiaries, as subsidiary guarantors, KeyBank National Association, as administrative agent, and a syndicated group of lenders party thereto from time to time. NSA did not incur any material early termination penalties as a result of such termination.

In connection with the consummation of the Mergers on the Closing Date, NSA caused the repayment in full of all indebtedness, liabilities and other obligations outstanding under, and terminated (except for contingent obligations and provisions that expressly survive such termination), that certain Credit Agreement, dated as of June 24, 2022 (as amended from time to time), by and among NSA OP, as borrower, NSA, certain of NSA’s subsidiaries, as subsidiary guarantors, the lenders from time to time party thereto, and Capital One, National Association, as administrative agent. NSA did not incur any material early termination penalties as a result of such termination.

In connection with the consummation of the Mergers on the Closing Date, NSA caused the repayment in full of all indebtedness, liabilities and other obligations outstanding under, and terminated (except for contingent obligations and provisions that expressly survive such termination), that certain Credit Agreement, dated as of April 24, 2019 (as amended from time to time), by and among NSA OP, as borrower, NSA, certain of NSA’s subsidiaries, as subsidiary guarantors, the lenders from time to time party thereto, and BMO Bank N.A., as administrative agent. NSA did not incur any material early termination penalties as a result of such termination.

In connection with the consummation of the Mergers on the Closing Date, NSA caused the repayment in full of all indebtedness, liabilities and other obligations outstanding under, and terminated (except for contingent obligations and provisions that expressly survive such termination), that certain Credit Agreement, dated as of December 21, 2018 (as amended from time to time), by and among NSA OP, as borrower, NSA, certain of NSA’s subsidiaries, as subsidiary guarantors, the lenders from time to time party thereto, and The Huntington National Bank, as administrative agent. NSA did not incur any material early termination penalties as a result of such termination.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note and under Item 5.01 of this Current Report on Form 8-K is incorporated herein by reference.

On the Closing Date, at the effective time of the Company Merger (the “Company Merger Effective Time”), (i) each common share of beneficial interest, par value $0.01 per share, of NSA (each, an “NSA Common Share”) issued and outstanding immediately prior to the Company Merger Effective Time was converted into the right to receive 0.1400 (the “Exchange Ratio”) newly issued common shares of beneficial interest, par value $0.10 per share, of Public Storage (“Public Storage Common Shares”) and cash in lieu of fractional shares, (ii) each 6.000% Series A cumulative redeemable preferred share of beneficial interest, par value $0.01 per share, of NSA (each, an “NSA Series A Preferred Share”) issued and outstanding immediately prior to the Company Merger Effective Time was converted into the right to receive one newly issued 6.000% Cumulative Preferred Share, Series T, par value $0.01 per share, of Public Storage (each, a “Public Storage Series T Preferred Share”), having rights, preferences, privileges and voting powers that are materially unchanged from those of the NSA Series A Preferred Shares, (iii) each 6.000% Series B cumulative redeemable preferred share of beneficial interest, par value $0.01 per share, of NSA (each, an “NSA Series B Preferred Share”) issued and outstanding immediately prior to the Company Merger Effective Time was converted into the right to receive one newly issued 6.000% Cumulative Preferred Share, Series U, par value $0.01 per share, of Public Storage (each, a “Public Storage Series U Preferred Share”), having rights, preferences, privileges and voting powers that are materially unchanged from those of the NSA Series B Preferred Shares, (iv) subject to the Special Redemption (as described below), each NSA OP Unit issued and outstanding immediately prior to the Partnership Merger Effective Time was automatically converted into a number of newly issued common units in PSA OP (“Public Storage OP Units”) equal to the Exchange Ratio, and (v) each preferred unit of NSA OP (each, an “NSA OP Preferred Unit”) issued and outstanding as of immediately prior to the Partnership Merger Effective Time was converted into the right to receive one unit of a corresponding class or series of newly issued preferred units of Public Storage OP having rights, preferences, privileges and voting powers that are materially unchanged from those of the corresponding class or series of NSA OP Preferred Units.

Pursuant to the terms and conditions of the Merger Agreement, each restricted share award of NSA (“NSA Restricted Share Award”) that remained outstanding and unvested immediately prior to the Company Merger Effective Time vested in full immediately prior to such effective time. The NSA Common Shares underlying such NSA Restricted Share Award were thereafter treated as issued and outstanding NSA Common Shares for purposes of the Merger Agreement and holders of such NSA Common Shares became entitled to receive the same merger consideration as holders of other outstanding NSA Common Shares.

Except as otherwise described under Item 5.02 with respect to the awards of 2026 time-based LTIP Units of NSA OP (“NSA OP LTIP Units”), pursuant to the terms of the Merger Agreement, each outstanding and unvested NSA OP LTIP Unit award (other than 2026 performance-based NSA OP LTIP Unit awards) vested in full immediately prior to the Partnership Merger Effective Time, with any applicable performance-based vesting conditions deemed achieved at target performance levels. At the Partnership Merger Effective Time, each vested NSA OP LTIP Unit that was eligible for conversion was converted into one NSA OP Unit in accordance with the applicable award agreement and the Fourth Amended and Restated Agreement of Limited Partnership of NSA OP, dated as of May 30, 2024, as amended (the “NSA OP Agreement”). Following the Partnership Merger Effective Time, holders of such NSA OP LTIP Units became entitled to receive the same merger consideration payable in respect of NSA OP Units pursuant to the Merger Agreement.

Promptly following the Partnership Merger Effective Time on the Closing Date, NSA OP paid each holder of NSA OP LTIP Units, other than performance-vesting NSA OP LTIP Units granted in 2026, an amount equal to all accrued and unpaid cash distributions with respect to such NSA OP LTIP Units up to and including the Partnership Merger Effective Time, without interest, in accordance with the terms of the applicable award agreements governing such NSA OP LTIP Units and the NSA OP Agreement.

On the Closing Date, as a result of the Mergers, Public Storage issued approximately (i) 11,200,000 Public Storage Common Shares to former holders of NSA Common Shares and NSA’s outstanding equity awards, (ii) 9,569,557 Public Storage Series T Preferred Shares to former holders of NSA Series A Preferred Shares, and (iii) 5,668,128 Public Storage Series U Preferred Shares to former holders of NSA Series B Preferred Shares.

On the Closing Date, in connection with the consummation of the Mergers, pursuant to the terms and conditions of the Merger Agreement, a subsidiary of Public Storage entered into a joint venture (the “Dropdown JV”) with certain holders of NSA OP Units as of immediately prior to the Special Redemption. The Dropdown JV holds 313 real estate assets contributed by NSA OP prior to the consummation of the Company Merger, valued at approximately $3.2 billion. Immediately following the consummation of the Company Merger, the Dropdown JV incurred approximately $2.2 billion of indebtedness, consisting of approximately $2.0 billion in secured mortgage financing from Goldman Sachs Bank USA and Wells Fargo Bank, National Association and approximately $237 million in mezzanine financing from a subsidiary of Public Storage. Pursuant to the Special Redemption, which was consummated in accordance with the NSA OP Agreement and the Merger Agreement, certain electing holders of NSA OP Units (each, a “Dropdown JV Investor”) redeemed NSA OP Units in exchange for units in a Delaware limited liability company (the “Aggregator”) that holds an 80% equity interest in the Dropdown JV. An aggregate of 19,193,490 NSA OP Units held by electing limited partners in NSA OP were redeemed pursuant to the Special Redemption. Following the consummation of the transactions contemplated by the Merger Agreement, 80% of the common equity of the Dropdown JV was held by the Aggregator and 20% of the common equity of the Dropdown JV was held by a subsidiary of Public Storage. For each NSA OP Unit contributed by a Dropdown JV Investor, such investor received one unit in the Dropdown JV, held indirectly through an interest in the Aggregator.

The foregoing description of the Merger Agreement and the transactions contemplated therein does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, which was filed with the U.S. Securities and Exchange Commission (the “SEC”) as Exhibit 2.1 to NSA’s Current Report on Form 8-K on March 17, 2026, and which is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and under Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

In connection with the completion of the Company Merger, NSA notified the New York Stock Exchange (the “NYSE”) on the Closing Date that articles of merger were filed with the State Department of Assessments and Taxation of Maryland and that, at the Company Merger Effective Time, each outstanding NSA Common Share, NSA Series A Preferred Share, and NSA Series B Preferred Share was converted into the right to receive the applicable consideration pursuant to the Merger Agreement, as described under Item 2.01. NSA requested that the NYSE delist NSA Common Shares, NSA Series A Preferred Shares, and NSA Series B Preferred Shares and, as a result, trading of NSA Common Shares, NSA Series A Preferred Shares, and NSA Series B Preferred Shares was suspended prior to the opening of the NYSE on the Closing Date. The NYSE filed notifications of removal from listing on Form 25 with the SEC, notifying the SEC of the delisting of NSA Common Shares, NSA Series A Preferred Shares, and NSA Series B Preferred Shares and the withdrawal of registration of NSA Common Shares, NSA Series A Preferred Shares, and NSA Series B Preferred Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Following the effectiveness of the Form 25, NSA intends to file with the SEC a certification on Form 15 regarding the termination of registration of NSA Common Shares, NSA Series A Preferred Shares, and NSA Series B Preferred Shares under the Exchange Act and the suspension of NSA’s reporting obligations with respect to NSA Common Shares, NSA Series A Preferred Shares, and NSA Series B Preferred Shares.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and under Items 2.01, 3.01 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

In connection with the consummation of the Mergers on the Closing Date, holders of NSA Common Shares, NSA Series A Preferred Shares, and NSA Series B Preferred Shares ceased to have any rights as shareholders of NSA, other than the right to receive Public Storage Common Shares (and cash in lieu of fractional shares), Public Storage Series T Preferred Shares, and Public Storage Series U Preferred Shares as set forth under Item 2.01 in accordance with the terms of the Merger Agreement.

Item 5.01	Changes in Control of Registrant.

The information set forth in the Introductory Note and under Items 2.01 and 5.02 of this Current Report on Form 8-K is incorporated herein by reference.

As a result of the completion of the Company Merger, a change in control of NSA occurred, and NSA is now an indirect subsidiary of Public Storage.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and under Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

In connection with the transactions contemplated by the Merger Agreement, each outstanding award of time-based NSA OP LTIP Units granted in 2026 was converted on a one-for-one basis into an NSA Restricted Share Award covering an equal number of NSA Common Shares. Consistent with the treatment of other NSA Restricted Share Awards under the Merger Agreement, the converted awards vested in full immediately prior to the Company Merger Effective Time and were thereafter converted into the right to receive Public Storage Common Shares pursuant to the terms of the Merger Agreement applicable to NSA Common Shares. Accordingly, holders of such awards received Public Storage Common Shares in respect of such awards. Absent this conversion into NSA Restricted Share Awards, under the terms of the Merger Agreement, all outstanding time-based NSA OP LTIP Units granted in 2026 would have fully vested immediately prior to the Partnership Merger Effective Time and would have converted into Public Storage OP Units. This treatment applied to time-based 2026 NSA OP LTIP Units held by NSA’s named executive officers and trustees as of immediately prior to the Company Merger Effective Time in the following numbers: David Cramer (40,412), William Cowan (20,374), Tamara Fischer (16,670), Brandon Togashi (16,962), Tiffany Kenyon (9,516), and Arlen Nordhagen (4,631).

In connection with the consummation of the Mergers on the Closing Date, (i) each member of NSA’s board of trustees (the “Board”) ceased to be a member of the Board and ceased to be a member of any committee of the Board on which such trustees served, and (ii) all of NSA’s officers ceased to be officers of NSA, effective as of the Company Merger Effective Time by operation of the Company Merger.

On the Closing Date, following the consummation of the Mergers, the employment of each of NSA’s named executive officers terminated. Pursuant to the terms of their previously disclosed employment agreements, such terminations constituted terminations by NSA without “cause” (as defined in each named executive officer’s employment agreement). As a result, the named executive officers became entitled to receive the severance payments and benefits provided under their respective employment agreements, subject to compliance with the applicable terms and conditions thereof, including the execution and non-revocation of releases of claims and compliance with applicable restrictive covenants. A description of the material severance payments and benefits payable to NSA’s named executive officers in connection with the Mergers is set forth under the caption “Interests of NSA’s Trustees and Executive Officers in the Mergers” in the Definitive Proxy Statement on Schedule 14A, filed by NSA with the Securities and Exchange Commission on June 12, 2026, and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information provided in the Introductory Note and under Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

In connection with the consummation of the Company Merger on the Closing Date, the articles of incorporation and bylaws of NSA ceased to be in effect and the articles of organization and limited liability company operating agreement of Merger Sub I became the articles of organization and limited liability company operating agreement of the surviving company, in accordance with the terms of the Merger Agreement. Copies of the articles of organization and limited liability company operating agreement of the surviving company are furnished as Exhibit 3.1 and Exhibit 3.2 hereto, respectively, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of March 16, 2026, by and among National Storage Affiliates Trust, NSA OP, LP, Public Storage, Public Storage OP, L.P., Pelican Merger Sub I, LLC and Pelican Merger Sub II, LLC (incorporated by reference to Exhibit 2.1 to NSA’s Form 8-K, filed March 17, 2026).*
3.1	Articles of Organization of Pelican Merger Sub I, LLC.
3.2	Pelican Merger Sub I, LLC Operating Agreement.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Schedules and exhibits have been omitted pursuant to Instruction 4 of Item 1.01 of Form 8-K and Item 601(a)(5) of Regulation S-K. Parent agrees to furnish supplementally a copy of such schedules and exhibits, or any section thereof, to the SEC upon request; provided, however, that Parent may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any schedules so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 22, 2026

Pelican Merger Sub I, LLC, as successor by merger to National Storage Affiliates Trust

By:	/s/ Steven C. Babinski
Name:	Steven C. Babinski
Title:	Assistant Secretary